UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 22, 2010

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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Results of Operations and Financial Condition

On October 28, 2010, the Federal Home Loan Bank of Indianapolis issued a press release announcing dividends for the third quarter of 2010, and financial results for the quarter and nine months ended September 30, 2010. A copy of the press release is included as Exhibit 99.1 to this report. The information contained in Exhibit 99.1 is being furnished pursuant to Item 2.02 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

Press Release, dated October 28, 2010, issued by the Federal Home Loan Bank of Indianapolis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 28, 2010

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/MILTON J. MILLER II
Milton J. Miller II
President - Chief Executive Officer

By:	/s/K. LOWELL SHORT, JR.
K. Lowell Short, Jr.
Senior Vice President - Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Federal Home Loan Bank of Indianapolis, dated October 28, 2010